UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2016

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800, Newport Beach, California	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  The Board of Directors (the “Board”) of Clean Energy Fuels Corp. (the “Company”) previously approved the Clean Energy Fuels Corp. 2016 Performance Incentive Plan (the “2016 Plan”), subject to stockholder approval of the 2016 Plan.  As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the 2016 Plan at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on May 26, 2016.  A summary of the 2016 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2016, which is incorporated herein by reference, and a copy of the 2016 Plan is filed as Exhibit 10.114 hereto and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 26, 2016 in Newport Beach, California.  Of the 100,432,328 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 85,886,053 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum of 85.51%. The Company’s stockholders considered and voted on three proposals at the Annual Meeting and cast their votes on each proposal as follows:

(i)  The holders of the Company’s common stock elected nine nominees to serve as directors for a one-year term until the Company’s next annual meeting of stockholders or until a successor is duly elected and qualified.

The results of the voting were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Andrew J. Littlefair	38,073,549	831,816	46,980,688
Warren I. Mitchell	37,694,983	1,210,382	46,980,688
John S. Herrington	36,031,827	2,873,538	46,980,688
James C. Miller III	35,179,792	3,725,573	46,980,688
James E. O’Connor	37,777,358	1,128,007	46,980,688
Boone Pickens	37,799,254	1,106,111	46,980,688
Stephen A. Scully	36,141,966	2,763,399	46,980,688
Kenneth M. Socha	37,746,345	1,159,020	46,980,688
Vincent C. Taormina	36,125,718	2,779,647	46,980,688

(ii) The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The results of the voting were as follows:

VOTES FOR:	84,321,314
VOTES AGAINST:	1,017,196
VOTES ABSTAINED:	547,543

(iii) The holders of the Company’s common stock approved the 2016 Plan.

The results of the voting were as follows:

VOTES FOR:	34,896,466
VOTES AGAINST:	3,490,698
VOTES ABSTAINED:	518,201
BROKER NON-VOTES:	46,980,688

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.114	Clean Energy Fuels Corp. 2016 Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016		CLEAN ENERGY FUELS CORP.

	By:	/s/ Andrew J. Littlefair
Name: Andrew J. Littlefair
Title: President and Chief Executive Officer